UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Soliciting Material under §240.14a-12

COMTECH TELECOMMUNICATIONS CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Comtech Announces Amicable Resolution With the Porcelain/Kornberg/Timoshenko Group

Names Michael Hildebrandt as New Independent Director

Will Appoint an Additional Mutually Agreed Independent Director

November 18, 2024 08:00 AM Eastern Standard Time

CHANDLER, Ariz.--(BUSINESS WIRE)--Comtech Telecommunications Corp. (NASDAQ: CMTL) (the “Company”), a global technology leader, today announced that its Board of Directors entered into a cooperation agreement with Michael Porcelain, Fred Kornberg, and Oleg Timoshenko (the “Investor Group”). Pursuant to the agreement:

•	Comtech has appointed Michael Hildebrandt, Senior Investment Professional at Freshford Capital Management, to the Board, effective immediately;

•	The Board will appoint an additional new independent director mutually acceptable to both Comtech and the Investor Group (the “Additional Director”);

•	Two of Comtech's current directors will not stand for reelection at the Company’s Fiscal 2024 Annual Meeting of Stockholders;

•	The Investor Group will support Comtech’s slate of directors for election at the 2024 Annual Meeting and will withdraw its nomination of eight directors for election at the meeting;

•	The Investor Group has agreed to customary standstill restrictions and voting commitments until the nomination deadline for Comtech’s Fiscal 2025 Annual Meeting, or until the nomination deadline for Comtech’s Fiscal 2026 Annual Meeting if the Company nominates Michael Hildebrandt and the Additional Director for reelection at the Fiscal 2025 Annual Meeting.

The Company and the Investor Group made the following statement: “We are pleased to have reached this agreement which adds Michael Hildebrandt to the Board. Together with the future additional independent director and the recent appointment of Ken Traub, the Comtech Board is being significantly refreshed.”

With these changes, upon the appointment of the Additional Director, four new directors will have been appointed to the Board since October 28, 2024.

The full agreement between Comtech and the Investor Group will be filed on a Form 8-K with the SEC.

About Michael Hildebrandt

Michael Hildebrandt, age 52, currently serves as a Senior Investment Professional at Freshford Capital, an advisory firm providing investment advice and management services to clients, since February 2011. At Freshford Capital, Mr. Hildebrandt invests in industry verticals, including government and construction services, energy, space and satellite, telecom, media and special situations. Prior to joining Freshford Capital, Mr. Hildebrandt held senior investment roles at Silver Capital Management LLC, a multi-strategy investment fund, and GAMCO Investors, Inc., a global investment management company, where he focused on special situations and private equity initiatives. Earlier in his career, he served as a Private Equity Associate at Aurora Capital and as an Investment Banking Analyst at Salomon Brothers, specializing in mergers and acquisitions within the industrial sector.

About Comtech

Comtech Telecommunications Corp. is a leading global technology company providing satellite and space communications technologies, terrestrial and wireless network solutions, NG911 emergency services and cloud native capabilities to commercial and government customers around the world. Our unique culture of innovation and employee empowerment unleashes a relentless passion for customer success. With multiple facilities located in technology corridors throughout the United States and around the world, Comtech leverages its global presence, technology leadership and decades of experience to create the world’s most innovative communications solutions. For more information, please visit www.comtech.com.

Forward-Looking Statements

Certain information in this press release contains forward-looking statements. Forward-looking statements include, among others, statements regarding our expectations for our operational initiatives, future performance and financial condition, the plans and objectives of our management and our assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under our control which may cause our actual results, future performance and financial condition to be materially different from the results, performance or other expectations implied by these forward-looking statements. Factors that could cause actual results to differ materially from current expectations are described in our filings with the Securities and Exchange Commission ("SEC"). We urge you to consider all of the risks, uncertainties and factors identified above or discussed in such reports carefully in evaluating the forward-looking statements. The risks described above are not the only risks that we face. We do not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Important Additional Information and Where to Find It

The Company intends to file a proxy statement on Schedule 14A, an accompanying proxy card, and other documents with the SEC in connection with its solicitation of proxies from the Company’s stockholders for the Company’s Fiscal 2024 Annual Meeting of Stockholders. THE COMPANY’S STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING PROXY CARD, AND ALL OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a copy of the definitive proxy statement, an accompanying proxy card, any amendments or supplements to the definitive proxy statement and other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “Governance” link in the “Investors” section of the Company’s website, https://comtech.com/investors/, or by contacting investors@comtech.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Participants in the Solicitation

The Company, its directors, certain of its officers, and other employees may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s Fiscal 2024 Annual Meeting of Stockholders.

Information about the names of the Company’s directors and officers, their respective interests in the Company by security holdings or otherwise, and their respective compensation is set forth in the sections entitled “Stockholders, Directors and Executive Officers,” “Director Compensation,” and “Executive Compensation” of the Company’s Proxy Statement on Schedule 14A in connection with the Fiscal 2023 Annual Meeting of Stockholders, filed with the SEC on November 16, 2023 (available here). To the extent the security holdings of directors and executive officers have changed since the amounts described in these filings, such changes are set forth on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC, which can be found at no charge at the SEC’s website at www.sec.gov. Updated information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Company’s Proxy Statement on Schedule 14A for the Fiscal 2024 Annual Meeting of Stockholders and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

Contacts

Investor Relations Contact

Maria Ceriello
631-962-7102
investors@comtech.com

Media Contacts

Jamie Clegg
480-532-2523
jamie.clegg@comtech.com

Jed Repko / Aura Reinhard
Joele Frank, Wilkinson Brimmer Katcher
212-355-4449